POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 10, 1998          SIGNATURE: /s/ Thomas A. Bradley
                                             -----------------------------------
                                   NAME:  Thomas A. Bradley

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE: /s/ H. Furlong Baldwin
                                             -----------------------------------
                                   NAME:  H. Furlong Baldwin

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE: /s/ Norman P. Blake
                                             -----------------------------------
                                   NAME:  Norman P. Blake

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE: /s/ Michael R. Bonsignore
                                             -----------------------------------
                                   NAME:  Michael R. Bonsignore

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 10, 1998          SIGNATURE:/s/ John H. Dasburg
                                             -----------------------------------
                                   NAME:  John H. Dasburg

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ W. John Driscoll
                                             -----------------------------------
                                   NAME:  W. John Driscoll

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ Kenneth M. Duberstein
                                             -----------------------------------
                                   NAME:  Kenneth M. Duberstein

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 13, 1998          SIGNATURE:/s/ Pierson M. Grieve
                                             -----------------------------------
                                   NAME:  Pierson M. Grieve

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ Thomas R. Hodgson
                                             -----------------------------------
                                   NAME:  Thomas R. Hodgson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ David G. John
                                             -----------------------------------
                                   NAME:  David G. John

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ William H. Kling
                                             -----------------------------------
                                   NAME:  William H. Kling

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ Bruce K. MacLaury
                                             -----------------------------------
                                   NAME:  Bruce K. MacLaury

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ Glen D. Nelson, M.D.
                                             -----------------------------------
                                   NAME:  Glen D. Nelson, M.D.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 3, 1998           SIGNATURE:/s/ Anita M. Pampusch
                                             -----------------------------------
                                   NAME:  Anita M. Pampusch

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Sandra Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be purchased for the Irish Profit Sharing Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  November 10, 1998          SIGNATURE:/s/ Gordon M. Sprenger
                                             -----------------------------------
                                   NAME:  Gordon M. Sprenger